Name: Number of Restricted Stock Units subject to Award: Date of Grant: Vesting Schedule: Grant ID: ARROWHEAD PHARMACEUTICALS, INC. 2021 INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT (EMPLOYEES) This agreement (this “Agreement”) evidences an award (the “Award”) consisting of, in aggregate, the number of restricted stock units set forth in the table above (the “Restricted Stock Units” or “RSUs”) granted by Arrowhead Pharmaceuticals, Inc. (the “Company”) to the individual named above (the “Grantee”) pursuant to and subject to the terms of the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan (as amended from time to time, the “Plan”), which is incorporated herein by reference. 1. Grant of Restricted Stock Units. The Company grants to the Grantee on the date set forth above (the “Date of Grant”) an award consisting of the right to receive on the terms provided herein and in the Plan, one share of Stock with respect to each Restricted Stock Unit forming part of the Award, in each case, subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof. 2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used herein have the same meaning as in the Plan. 3. Vesting. Unless earlier terminated, forfeited, relinquished or expired, the Restricted Stock Units shall vest in accordance with the schedule set forth in the table above. 4. Delivery of Stock. The Company shall deliver to the Grantee as soon as practicable upon the vesting of the Restricted Stock Units or any portion thereof, but in all events no later than thirty (30) days following the date on which such Restricted Stock Units vest, one share of Stock with respect to each such vested Restricted Stock Unit, subject to the terms of the Plan and this Agreement. 5. Dividends; Other Rights. The Award shall not be interpreted to bestow upon the Grantee any equity interest or ownership in the Company or any Affiliate prior to the date on which the Company delivers shares of Stock to the Grantee (if any). The Grantee is not entitled to vote any shares of Stock by reason of the granting of this Award or to receive or be credited with any dividends declared and payable on any share of Stock prior to the date on which any such share is delivered to the Grantee hereunder. The Grantee shall have the rights of a shareholder only as to those shares of Stock, if any, that are actually delivered under this Award.

- 2 - 6. Forfeiture; Recovery of Compensation. (a) To the extent that Grantee does not vest in any Restricted Stock Units, all interest in such Restricted Stock Units shall be forfeited. Grantee has no right or interest in any Restricted Stock Units that are forfeited. (b) The Administrator may cancel, rescind, withhold or otherwise limit or restrict the Award at any time if the Grantee is not in compliance with all applicable provisions of this Agreement and the Plan. (c) By accepting the Award the Grantee expressly acknowledges and agrees that his or her rights (and those of any permitted transferee of the Award) under the Award to any Stock acquired under the Award or any proceeds from the disposition thereof, are subject to Section 6(a)(6) of the Plan (including any successor provision). Nothing in the preceding sentence shall be construed as limiting the general application of Section 11 of this Agreement. 7. Nontransferability. Neither the Award nor the Restricted Stock Units may be transferred except as expressly permitted under Section 6(a)(3) of the Plan. 8. Certain Tax Matters. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued shares of Stock upon the vesting of the Restricted Stock Units (or any portion thereof), are subject to the Grantee’s promptly paying, or in respect of any later requirement of withholding being liable promptly to pay at such time as such withholdings are due, to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld, if any. No shares of Stock will be transferred pursuant to the vesting of the Restricted Stock Units (or any portion thereof) unless and until the Grantee or the person then holding the Award has remitted to the Company an amount in cash sufficient to satisfy any federal, state, or local requirements with respect to tax withholdings then due and has committed (and by accepting this Award the Grantee shall be deemed to have committed) to pay in cash all tax withholdings required at any later time in respect of the transfer of such shares, or has made other arrangements satisfactory to the Administrator with respect to such taxes. The Grantee also authorizes the Company and its subsidiaries to withhold any required tax withholdings amount from any amounts otherwise owed to the Grantee, but nothing in this sentence shall be construed as relieving the Grantee of any liability for satisfying his or her obligations under the preceding provisions of this Section. 9. Net Settlement. With the written consent of the Company and approval by the Administrator, the payment of the Grantee’s tax withholding obligations may be made via “net settlement”, whereby the Grantee elects to satisfy all applicable tax withholding requirements via issuance from Company to the Grantee an amount of shares consisting of the number of shares vested less shares withheld to cover the tax withholding obligations (“the withheld shares”). In this case, the Company will remit to the appropriate taxing authorities withheld taxes on behalf of the Grantee in an amount equal to the value of the withheld shares. The number of withheld shares will be calculated by valuing the withheld shares based upon the closing price on the applicable vesting date. Net settlement resulting in partial shares will be rounded up. Tax withholding due related to federal and state income taxes will be made at minimum withholding requirements.

- 3 - 10. Effect on Employment. Neither the grant of the Award, nor the issuance of Shares upon vesting of the Award, will give the Grantee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Grantee at any time, or affect any right of such Grantee to terminate his or her Employment at any time. 11. Provisions of the Plan. A copy of the Plan as in effect on the Date of Grant has been furnished to the Grantee. By accepting the Award, the Grantee agrees to be bound by the terms of the Plan and this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall control. 12. Acknowledgments. The Grantee acknowledges and agrees that (a) this Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument, (b) this agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, shall constitute an original signature for all purposes hereunder and (c) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Grantee. 13. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Award and participation in the Plan or future Awards that may be granted under the Plan by electronic means or to request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and, if requested, agrees to accept this Award and participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company. [The remainder of this page is intentionally left blank.]

[Signature Page to Restricted Stock Unit Agreement] IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer. ARROWHEAD PHARMACEUTICALS, INC. By: Name: Title: Date: Accepted by: If the Company requests that the Grantee’s acceptance of this Agreement be evidenced other than electronically, please complete and sign the following: Acknowledged and Agreed: _______________________ Participant Name Date: ______________________